Exhibit 99.2

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

(Unaudited)

	September 30, 2010	June 30, 2010
ASSETS
Cash and due from banks	$4,364	$5,834
Federal funds sold	9,935	12,371

Total cash and cash equivalents	14,299	18,205
Securities:
Trading	4,441	4,402
Available for sale	240,726	242,430
Held to maturity (fair value $303,774 in September 2010, $326,867 in June 2010)	304,969	320,807
Stock of the Federal Home Loan Bank, at cost	17,449	18,148
Loans held for sale, carried at fair value at September 30, 2010	17,648	5,511
Loans - net of allowance for loan losses of $6,426 in September 2010; $5,893 in June 2010	876,934	774,899
Accrued interest receivable	5,414	5,040
Furniture, equipment and software - net	983	621
Deferred income tax	8,765	6,153
Cash surrender value of life insurance	4,956	4,911
Other real estate owned and reposessed vehicles	3,660	2,701
Other assets	17,749	17,253

TOTAL	$1,517,993	$1,421,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$4,581	$5,441
Interest bearing	987,143	962,739

Total deposits	991,724	968,180
Securities sold under agreements to repurchase	130,000	130,000
Advances from the Federal Home Loan Bank	250,000	182,999
Subordinated debentures	5,155	5,155
Accrued interest payable	1,941	1,979
Accounts payable and accrued liabilities	6,406	2,960

Total liabilities	1,385,226	1,291,273

STOCKHOLDERS’ EQUITY:
Preferred stock - 1,000,000 shares authorized;
Series A - $10,000 stated value; 515 (September 2010) and 515 (June 2010) shares issued and outstanding	5,063	5,063
Common stock - $0.01 par value; 25,000,000 shares authorized; 10,868,564 shares issued and 10,222,747 shares outstanding (September 2010); 10,827,673 shares issued and 10,184,975 shares outstanding (June 2010);	109	108
Additional paid-in capital	85,204	84,605
Accumulated other comprehensive income - net of tax	1,691	4,043
Retained earnings	44,637	39,882
Treasury stock	(3,937)	(3,893)

Total stockholders’ equity	132,767	129,808
TOTAL	$1,517,993	$1,421,081

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

(Unaudited)

	Three Months Ended September 30,
	2010	2009
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$12,849	$10,350
Investments	8,240	11,427

Total interest and dividend income	21,089	21,777

INTEREST EXPENSE:
Deposits	5,227	5,431
Advances from the Federal Home Loan Bank	1,706	2,224
Other borrowings	1,484	1,557

Total interest expense	8,417	9,212

Net interest income	12,672	12,565
Provision for loan losses	1,600	2,000

Net interest income, after provision for loan losses	11,072	10,565

NON-INTEREST INCOME:
Other-than-temporary loss on securities:
Total impairment losses	(631)	(1,390)
Loss recognized in other comprehensive loss	201	21

Net impairment loss recognized in earnings	(430)	(1,369)
Fair value gain (loss) on trading securities	39	(142)

Total unrealized loss on securities	(391)	(1,511)
Prepayment penalty fee income	1,000	47
Mortgage banking income	1,393	332
Banking service fees and other income	120	123

Total non-interest income (loss)	2,122	(1,009)
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	2,821	1,408
Professional services	434	284
Occupancy and equipment	165	104
Data processing and internet	230	200
Advertising and promotional	157	84
Depreciation and amortization	75	54
Real estate owned and repossessed vehicles	213	302
FDIC and OTS regulatory fees	438	395
Other general and administrative	666	446

Total non-interest expense	5,199	3,277

INCOME BEFORE INCOME TAXES	7,995	6,279
INCOME TAXES	3,163	2,571

NET INCOME	$4,832	$3,708

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$4,755	$3,535

COMPREHENSIVE INCOME	$2,480	$3,872

Basic earnings per share	$0.45	$0.43
Diluted earnings per share	$0.45	$0.41

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Dollars in thousands)

(Unaudited)

			Common Stock						Accumulated Other Comprehensive Income (Loss),
	Convertible Preferred Stock		Number of Shares				Additional		Net of Income	Treasury	Comprehensive
	Shares	Amount	Issued	Treasury	Outstanding	Amount	Paid-in Capital	Retained Earnings	Tax	Stock	Income	Total
BALANCE—July 1, 2010	515	$5,063	10,827,673	(642,698)	10,184,975	$108	$84,605	$39,882	$4,043	$(3,893)		$129,808

Comprehensive income:
Net income	—	—	—	—	—	—	—	4,832	—	—	$4,832	4,832
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(2,352)	—	(2,352)	(2,352)

Total comprehensive income											$2,480

Cash dividends on preferred stock	—	—	—	—	—	—	—	(77)	—	—		(77)
Stock-based compensation expense	—	—	—	—	—	—	380	—	—	—		380
Restricted stock grants	—	—	24,003	(3,119)	20,884	1	49	—	—	(44)		6
Stock option exercises and tax benefits of equity compensation	—	—	16,888	—	16,888	—	170	—	—	—		170

BALANCE—September 30, 2010	515	$5,063	10,868,564	(645,817)	10,222,747	$109	$85,204	$44,637	$1,691	$(3,937)		$132,767

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

	Three Months Ended September 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,832	$3,708
Adjustments to reconcile net income to net cash used in operating activities:
Accretion of discounts on securities	(4,379)	(6,408)
Amortization (accretion) of premiums (discounts) on loans	(826)	(1,607)
Amortization of borrowing costs	1	4
Stock-based compensation expense	380	132
Valuation of financial instruments carried at fair value	(39)	142
Impairment charge on securities held to maturity	430	1,369
Provision for loan losses	1,600	2,000
Deferred income taxes	(976)	(678)
Origination of loans held for sale	(60,623)	(25,006)
Unrealized gain on loans held for sale	(380)	—
Gain on sales of loans held for sale	(1,393)	(332)
Proceeds from sale of loans held for sale	50,259	25,163
Depreciation and amortization of furniture, equipment and software	75	54
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(374)	(231)
Other assets	(144)	1,182
Accrued interest payable	(38)	(88)
Accounts payable and accrued liabilities	3,328	(3,361)

Net cash used in operating activities	$(8,267)	$(3,957)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(42,291)	(69,491)
Proceeds from repayment of securities	59,868	33,312
Proceeds from redemption of stock of the Federal Home Loan Bank	699	—
Origination of loans, net	(67,020)	(8,436)
Proceeds from sales of repossessed assets	959	3,124
Purchases of loans, net of discounts and premiums	(80,669)	(1,633)
Principal repayments on loans	42,565	29,005
Purchases of furniture, equipment and software	(437)	(112)

Net cash used in investing activities	$(86,326)	$(14,231)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	23,544	114,989
Proceeds from the Federal Home Loan Bank advances	102,000	21,000
Repayment of the Federal Home Loan Bank advances	(35,000)	(58,000)
Proceeds from borrowing at the Fed Discount Window	—	100,000
Repayment of borrowing at the Fed Discount Window	—	(160,000)
Proceeds from exercise of common stock options	124	152
Proceeds from issuance of common stock	1	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	95	114
Cash dividends on preferred stock	(77)	(77)

Net cash provided by financing activities	90,687	18,178

NET CHANGE IN CASH AND CASH EQUIVALENTS	(3,906)	(10)
CASH AND CASH EQUIVALENTS—Beginning of year	18,205	8,406

CASH AND CASH EQUIVALENTS—End of period	$14,299	$8,396

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$8,455	$9,296

Income taxes paid	$1,012	$2,200

Transfers to other real estate and repossessed vehicles	$2,092	$944

Preferred stock dividends declared but not paid	$—	$96

LOANS

The following table sets forth the composition of the loan portfolio as of the dates indicated:

UNAUDITED	September 30, 2010	June 30, 2010
	(Dollars in Thousands)
Mortgage loans on real estate:
Residential single family (one to four units)	$309,679	$259,790
Home equity	41,874	22,575
Residential multifamily (five units or more)	410,401	370,469
Commercial and land	37,781	33,553
Consumer - Recreational vehicle	37,284	39,842
Other	55,487	62,875

Total gross loans	892,506	789,104
Allowance for loan losses	(6,426)	(5,893)
Unaccreted discounts and loan fees	(9,146)	(8,312)

Net loans	$876,934	$774,899

Nonperforming loans and foreclosed assets or “nonperforming assets” consisted of the following as of the dates indicated:

UNAUDITED	September 30, 2010	June 30, 2010
	(Dollars in Thousands)
Nonperforming assets:
Non-accrual loans:
Loans secured by real estate:
Single family	$6,025	$5,841
Home equity loans	143	87
Multifamily	7,354	4,675
Commercial	—	—

Total nonaccrual loans secured by real estate	13,522	10,603
RV/Auto	936	1,084
Other	—	16

Total nonperforming loans	14,458	11,703
Foreclosed real estate	2,738	2,354
Repossessed-vehicles	922	347

Total nonperforming assets	$18,118	$14,404

Total nonperforming loans as a percentage of total loans	1.62%	1.48%
Total nonperforming assets as a percentage of total assets	1.19%	1.01%

INVESTMENT SECURITIES

The amortized costs, carrying amount and fair value for the major categories of investment securities trading, available for sale, and held to maturity were:

	Trading	Available for sale				Held to maturity
UNAUDITED	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
	(Dollars in Thousands)

	September 30, 2010
Mortgage-backed securities (RMBS):
U.S. agencies [1]	$—	$71,634	$983	$(760)	$71,857	$32,271	$481	$(1,050)	$31,702
Non-agency [2]	—	104,472	13,419	(6)	117,885	272,698	12,787	(13,413)	272,072

Total mortgage-backed securities	—	176,106	14,402	(766)	189,742	304,969	13,268	(14,463)	303,774

Other debt securities:
U.S. agencies [1]	—	50,985	—	(1)	50,984	—	—	—	—
Non-agency	4,441	—	—	—	—	—	—	—	—

Total other debt securities	4,441	50,985	—	(1)	50,984	—	—	—	—

Total debt securities	$4,441	$227,091	$14,402	$(767)	$240,726	$304,969	$13,268	$(14,463)	$303,774

	June 30, 2010
Mortgage-backed securities (RMBS):
U.S. agencies [1]	$—	$56,933	$1,346	$—	$58,279	$35,317	$528	$(229)	$35,616
Non-agency [2]	—	109,659	13,527	—	123,186	285,490	16,222	(10,461)	291,251

Total mortgage-backed securities	—	166,592	14,873	—	181,465	320,807	16,750	(10,690)	326,867

Other debt securities:
U.S. agencies [1]	—	60,966	2	(3)	60,965	—	—	—	—
Non-agency	4,402	—	—	—	—	—	—	—	—

Total other debt securities	4,402	60,966	2	(3)	60,965	—	—	—	—

Total debt securities	$4,402	$227,558	$14,875	$(3)	$242,430	$320,807	$16,750	$(10,690)	$326,867

[1]	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
[2]	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS

Deposit accounts are summarized as follows:

	September 30, 2010		June 30, 2010
UNAUDITED	Amount	Rate[1]	Amount	Rate[1]
	(Dollars in thousands)
Non-interest bearing:	$4,581	0.00%	$5,441	0.00%
Interest bearing:
Demand	68,494	0.81%	63,962	1.22%
Savings	292,201	0.82%	358,293	1.94%

Time deposits:
Under $100,000	226,165	2.94%	200,859	4.39%
$100,000 or more	400,283	2.74%	339,625	3.85%

Total time deposits	626,448	2.81%	540,484	4.11%

Total interest bearing	987,143	2.08%	962,739	3.20%

Total deposits	$991,724	2.07%	$968,180	3.18%

[1]	Based on weighted-average stated interest rates at end of period.

The following table sets forth the number of deposit accounts by type at the date indicated:

UNAUDITED	September 30, 2010	June 30, 2010	September 30, 2009
Checking and savings accounts	16,034	17,192	16,429
Time deposits	11,576	10,554	9,544

Total number of deposits accounts	27,610	27,746	25,973

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID

The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended September 30, 2010 and 2009:

	For the Three Months Ended September 30,
UNAUDITED	2010			2009
	(Dollars in thousands)

Assets:	Average Balance[2]	Interest Income/Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/Expense	Average Yields Earned/Rates Paid
Loans[3,4]	$828,259	$12,849	6.21%	$612,955	$10,350	6.75%
Federal funds sold	10,188	4	0.16%	38,993	16	0.16%
Interest-earning deposits in other financial institutions	115	—	0.00%	283	—	0.00%
Mortgage-backed and other investment securities [5]	569,960	8,216	5.77%	623,225	11,372	7.30%
Stock of the FHLB, at cost	17,806	20	0.45%	18,848	39	0.83%

Total interest-earning assets	1,426,328	21,089	5.91%	1,294,304	21,777	6.73%
Noninterest-earning assets	32,930			27,713

Total assets	$1,459,258			$1,322,017
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$387,161	$836	0.86%	$360,850	$1,552	1.72%
Time deposits	585,034	4,391	3.00%	378,099	3,879	4.10%
Securities sold under agreements to repurchase	130,000	1,446	4.45%	130,000	1,436	4.42%
Advances from the FHLB	204,902	1,706	3.33%	215,682	2,224	4.12%
Other borrowings	5,155	38	2.95%	133,198	121	0.36%

Total interest-bearing liabilities	1,312,252	8,417	2.57%	1,217,829	9,212	3.03%

Noninterest-bearing demand deposits	7,065			4,560
Other noninterest-bearing liabilities	6,848			7,609
Stockholders’ equity	133,093			92,019
Total liabilities and stockholders’ equity	$1,459,258			$1,322,017

Net interest income		$12,672			$12,565

Interest rate spread[6]			3.34%			3.70%
Net interest margin[7]			3.55%			3.88%

[1]	Annualized.
[2]	Average balances are obtained from daily data.
[3]	Loans include loans held for sale, loan premiums and unearned fees.
[4]	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant.
[5]	All investments are taxable.
[6]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[7]	Net interest margin represents net interest income as a percentage of average interest-earning assets.